[Logo]
INVESTMENT MANAGEMENT                                             Annual Report
                                                                 for Year Ended
                                                              December 31, 1997






MFS(R) UTILITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)


[Graphic Omitted]

MFS(R) UTILITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Nelson J. Darling, Jr.                              Massachusetts Financial Services Company
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    DISTRIBUTOR
Vice Chairman,                                      MFS Fund Distributors, Inc.
Capitol Entertainment Management Company            500 Boylston Street
(Blockbuster Video franchise)                       Boston, MA 02116-3741

PORTFOLIO MANAGER                                   INVESTOR SERVICE
Maura A. Shaughnessy*                               MFS Service Center, Inc.
                                                    P.O. Box 2281
TREASURER                                           Boston, MA 02107-9906
W. Thomas London*
                                                    For additional information,
ASSISTANT TREASURERS                                contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                     CUSTODIAN
James O. Yost*                                      State Street Bank and Trust Company

SECRETARY                                           AUDITORS
Stephen E. Cavan*                                   Deloitte & Touche LLP

ASSISTANT SECRETARY                                 WORLD WIDE WEB
James R. Bordewick, Jr.*                            www.mfs.com

[logo omitted}  For the fourth year in a row, MFS earned a #1 ranking in the
                DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE

  ---------------------------------------------------------------------------
  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contribution to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
  ---------------------------------------------------------------------------


Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,



/s/Jeffrey L. Shames
   Jeffrey L. Shames
   President, MFS Investment Management

January 12, 1998

MFS UTILITIES SERIES

For the year ended December 31, 1997, the Series provided a total return of 31.70% (including the reinvestment of any distributions). This compares to a 24.65% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-value-weighted, total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500).

In 1997, the Series benefited from a number of good stock selections in the telecommunications area, including Worldcom, MCI, and many of the competitive local exchange companies. Also, the Series' position in Latin American telecommunications and electric utility stocks performed well until the end of October, when they got caught up in the emerging-market upheaval. However, we have recently added to our Latin American exposure in places like Mexico, Brazil, Argentina, and Chile because we are finding many companies trading at very low valuations relative to their cash-flow growth rates.

Among the Series' larger U.S. electric utility positions are New Century Energies, which is the old Public Service Company of Colorado; Cinergy, which operates Cincinnati Gas & Electric; and Sierra Pacific Resources in northern California and Nevada. Sierra Pacific, for example, has benefited from low costs, lack of nuclear exposure, a growth rate that is twice the average for the industry, and good relations with regulators.

While natural gas pipeline companies provided good returns in 1995 and 1996 due to surprising earnings gains and expanding multiples, in the first half of 1997 warm weather and low price volatility caused several companies to report poor earnings. However, on a positive note, we have seen several mergers take place in this industry, as many companies attempt to position themselves for the convergence of the gas and electric markets. Over the past 18 months, the largest public deals have been Enron's buying Portland General, Duke Power's buying Panenergy, and Shell's buying Tejas Gas. The Series had positions in all three takeovers, which helped performance.

Real estate investment trusts, or REITs, make up about 9% of the Series. Because we prefer not to chase higher-yielding, riskier electrics, we have chosen to obtain the income from bonds, REITs, and lower-yielding, higher-growth electrics.

We think there will be more mergers and acquisitions in the electric and gas industries over the next six to 12 months. There was relatively little of this in 1997, but as the effects of regulation on the state and local levels become clearer, we expect merger and acquisition activity to pick up. This should benefit multiples in all industries involved.

Respectfully,



/s/Maura A. Shaughnessy
   Maura A. Shaughnessy
   Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy joined MFS in 1991 as an equity analyst and was promoted to Assistant Vice President in 1992, Vice President in 1993, and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business of Dartmouth College, she is a Chartered Financial Analyst and has managed MFS Utilities Series since 1995.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Commencement of investment operations: January 3, 1995

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Utilities Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from February 1, 1995, through December 31, 1997)

[Graphic Omitted]

   MFS Utilities      Standard & Poor's     Consumer Price
   Series - VIT        Utility Index         Index - U.S.

 2/95      $10,000          $ 9,980             $10,000
12/95       13,080           13,093              10,206
12/96       15,501           13,502              10,552
12/97       20,415           16,830              10,779

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997

                                             1 Year    Life of Series*
-------------------------------------------------------------------------------
MFS Utilities Series                        +31.70%           +27.92%
-------------------------------------------------------------------------------
Standard & Poor's Utility Index**           +24.65%           +19.54%
-------------------------------------------------------------------------------
Consumer Price Index#+                      + 2.15%           + 2.67%
-------------------------------------------------------------------------------
 *For the period from the commencement of the Series' investment operations,
  January 3, 1995, through December 31, 1997.
**Source: Lipper Analytical Services, Inc.
 #Source: CDA/Wiesenberger.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Stocks - 79.2%
------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                  Value
------------------------------------------------------------------------------------------------------
U.S. Stocks - 56.0%
  Cellular Telephones - 1.7%
    Century Telephone Enterprises, Inc.                                  10,100             $  503,106
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Eastern Enterprises                                                   3,500             $  157,500
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Philip Morris Cos., Inc.                                              5,800             $  262,812
------------------------------------------------------------------------------------------------------
  Oils - 0.7%
    Enron Oil & Gas Co.                                                   9,800             $  207,638
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 8.4%
    American General Hospitality Corp.                                    3,600             $   96,300
    Boston Properties, Inc.                                                 300                  9,919
    Boykin Lodging Co.                                                    4,400                116,325
    FelCor Suite Hotels, Inc.                                             6,900                244,950
    Highwoods Properties, Inc.                                            9,000                334,688
    Hospitality Properties Trust                                          7,100                233,413
    Kilroy Realty Corp.                                                   9,800                281,750
    Koger Equity, Inc.                                                    2,900                 63,619
    Liberty Property Trust                                                2,400                 68,550
    Mid-America Apartment Communities, Inc.                               3,400                 97,113
    National Health Investors, Inc.                                       2,850                119,344
    Prime Group Realty Trust                                              5,700                115,425
    Sovran Self Storage, Inc.                                             5,200                168,675
    Storage Trust Realty                                                  6,800                178,925
    Tower Realty Trust, Inc.                                              6,900                169,912
    TriNet Corporate Realty Trust, Inc.                                   6,000                232,125
                                                                                           -----------
                                                                                           $ 2,531,033
------------------------------------------------------------------------------------------------------
  Telecommunications - 8.2%
    Brooks Fiber Properties, Inc.*                                        3,700            $   203,500
    Cellular Communications International, Inc.*                          4,000                187,000
    Cincinnati Bell, Inc.                                                 9,500                294,500
    GTE Corp.                                                            13,300                694,925
    Intermedia Communications, Inc.*                                      2,900                176,175
    IXC Communications Inc.*                                              4,600                144,325
    LCI International, Inc.*                                              7,300                224,475
    Nextlink Communications, Inc., "A"*                                   3,000                 63,938
    Teleport Communications Group, Inc., "A"*                             4,600                252,425
    Winstar Communications, Inc.*                                         1,700                 42,394
    WorldCom, Inc.*                                                       6,770                204,792
                                                                                           -----------
                                                                                           $ 2,488,449
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 16.3%
    AES Corp.*                                                            2,700            $   125,888
    CalEnergy, Inc.*                                                     12,000                345,000
    Carolina Power & Light Co.                                            5,200                220,675
    Central & South West Corp.                                            5,200                140,725
    Central Hudson Gas & Electric Corp.                                   4,600                201,825
    Cinergy Corp.                                                         9,000                344,812
    CMS Energy Corp.                                                      5,400                237,937
    Florida Progress Corp.                                               10,600                416,050
    GPU, Inc.                                                             9,000                379,125
    Houston Industries, Inc.                                              6,000                160,125
    Illinova Corp.                                                        1,300                 35,019
    Long Island Lighting Co.                                              5,500                165,688
    New Century Energies, Inc.                                           11,200                536,900
    Public Service Co. of New Mexico                                     15,100                357,681
    Sierra Pacific Resources                                             11,400                427,500
    Southern Co.                                                          6,600                170,775
    Texas Utilities Co.                                                   5,500                228,594
    Unicom Corp.                                                         14,100                433,575
                                                                                           -----------
                                                                                           $ 4,927,894
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 13.4%
    Coastal Corp.                                                         6,900            $   427,369
    Columbia Gas System, Inc.                                            11,300                887,756
    El Paso Natural Gas Co.                                               3,500                232,750
    Energen Corp.                                                         1,300                 51,675
    Enron Corp.                                                           6,700                278,469
    Keyspan Energy Corp.                                                  4,600                169,337
    KN Energy, Inc.                                                       5,900                318,600
    National Fuel Gas Co.                                                 4,200                204,487
    NGC Corp.                                                            19,000                332,500
    NICOR, Inc.                                                           4,500                189,844
    NUI Corp.                                                             9,600                275,400
    Oneok, Inc.*                                                          4,100                165,538
    Questar Corp.                                                         6,900                307,912
    Sonat, Inc.                                                           4,400                201,300
                                                                                           -----------
                                                                                           $ 4,042,937
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 5.9%
    Bell Atlantic Corp.                                                   3,040            $   276,640
    BellSouth Corp.                                                       3,800                213,987
    MCI Communications Corp.                                             14,000                599,375
    SBC Communications, Inc.                                              4,308                315,561
    Sprint Corp.                                                          3,800                222,775
    US West Communications Group                                          3,100                139,888
                                                                                           -----------
                                                                                           $ 1,768,226
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $16,889,595
------------------------------------------------------------------------------------------------------
Foreign Stocks - 23.2%
  Argentina - 1.3%
    Telefonica de Argentina, ADR (Utilities - Telephone)                 10,400            $   387,400
------------------------------------------------------------------------------------------------------
  Brazil - 3.0%
    Cent Elet Sta Cata, "B" (Utilities - Electric)                       68,000            $    84,695
    Cia Electric est Rio Janeiro (Utilities - Electric)                 218,100                140,710
    Cia Paranaensa Energia - Copel, "B" (Utilities -
      Electric)                                                          18,200                247,070
    Espirito Santo Centrais Electricas S.A. (Utilities -
      Electric)                                                           1,100                137,993
    Telecomunicacoes Brasileiras S.A., ADR (Utilities -
      Telephone)                                                          2,400                279,450
                                                                                            ----------
                                                                                           $   889,918
------------------------------------------------------------------------------------------------------
  Canada - 1.8%
    BCE, Inc. (Telecommunications)                                        9,400            $   313,137
    Bell Canada International, Inc. (Utilities - Telephone)*             14,500                221,125
                                                                                            ----------
                                                                                           $   534,262
------------------------------------------------------------------------------------------------------
  Chile - 2.8%
    Chilectra S.A., ADR (Utilities - Electric)                           17,300            $   442,379
    Cia de Telecom de Chile, ADR (Utilities - Telephone)                  7,200                215,100
    Empresa Nacional de Electricidad S.A., ADR (Utilities
      - Electric)                                                        10,300                182,181
                                                                                            ----------
                                                                                           $   839,660
------------------------------------------------------------------------------------------------------
  France - 0.6%
    Alcatel Alsthom, ADR (Telecommunications)                             6,700            $   169,594
------------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Hellenic Telecommunication Organization S.A., GDR
      (Utilities - Telephone)                                             3,500            $    71,811
------------------------------------------------------------------------------------------------------
  Hungary - 0.6%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                      7,000            $   182,000
------------------------------------------------------------------------------------------------------
  Italy - 2.3%
    Telecom Italia S.p.A. (Telecommunications)*                          45,200            $   288,973
    Telecom Italia S.p.A., RNC (Telecommunications)*                     33,600                148,277
    Telecom Italia MOB, Saving Shares
      (Telecommunications)                                               90,400                257,263
                                                                                            ----------
                                                                                            $  694,513
------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Nippon Telephone & Telegraph Co. (Utilities - Telephone)                 21             $  180,840
------------------------------------------------------------------------------------------------------
  Mexico - 1.1%
    Grupo Iusacell S.A., ADR (Telecommunications)*                        7,200             $  156,150
    Telefonos de Mexico S.A., ADR (Utilities - Telephone)                 3,000                168,187
                                                                                            ----------
                                                                                            $  324,337
------------------------------------------------------------------------------------------------------
  New Zealand - 0.3%
    Telecom Corp. of New Zealand, ADR (Utilities - Telephone)             2,200             $   85,250
------------------------------------------------------------------------------------------------------
  Peru - 0.9%
    Luz del Sur S.A. (Utilities - Electric)                              95,000             $  109,817
    Telefonica del Peru S.A., ADR (Utilities - Telephone)                 7,000                163,187
                                                                                            ----------
                                                                                            $  273,004
------------------------------------------------------------------------------------------------------
  Portugal - 2.2%
    Portugal Telecom S.A., ADR (Utilities - Telephone)                    6,500             $  305,500
    Portugal Telecom S.A. (Utilities - Telephone)                         1,200                 55,741
    Telecel - Comunicacaoes Pessoais S.A. (Telecommunications)*           2,800                298,657
                                                                                            ----------
                                                                                            $  659,898
------------------------------------------------------------------------------------------------------
  Spain - 2.3%
    Endesa S.A., ADR (Utilities - Electric)                              11,100             $  201,881
    Iberdrola S.A. (Utilities - Electric)                                27,400                361,190
    Telefonica de Espana S.A., ADR (Utilities - Telephone)                1,600                145,700
                                                                                            ----------
                                                                                            $  708,771
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    Cable & Wireless PLC (Telecommunications)*                           26,400             $  114,650
    Cable & Wireless PLC, ADR (Telecommunications)                       12,200                331,687
    Colt Telecom Group PLC, ADR (Telecommunications)*                     2,500                106,563
    National Grid Group (Utilities - Electric)                           21,000                 99,835
    National Power PLC (Utilities - Electric)                            12,900                127,323
    PowerGen PLC (Utilities - Electric)*                                 12,300                160,249
                                                                                            ----------
                                                                                            $  940,307
------------------------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Cia Anonima Nacional Telefonos de Venezuela, ADR
      (Utilities - Telephone)                                             1,000            $    41,625
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 6,983,190
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $20,893,833)                                                $23,872,785
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks
------------------------------------------------------------------------------------------------------
Foreign Stocks
  Argentina
    Cia Inversiones Telephone, 7% (Utilities -
      Telephone)##*
      (Identified Cost, $5,775)                                             100            $     6,950
------------------------------------------------------------------------------------------------------
Preferred Stock - 2.1%
------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.6%
  Financial Services - 0.6%
    Conseco, Inc.*                                                        3,600            $   184,500
------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.5%
  Brazil - 1.5%
    Cia Riograndense Telecomunicacoes (Utilities -
      Telephone)*                                                       312,600            $   389,350
    Telecomunicacoes de Sao Paulo S.A. (Utilities -
      Telephone)*                                                       222,600                 59,238
                                                                                           -----------
                                                                                           $   448,588
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $641,928)                                          $   633,088
------------------------------------------------------------------------------------------------------
Bonds - 11.7%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 11.6%
  Airlines - 0.1%
    Delta Air Lines, Inc., 8.5s, 2002                                    $   25            $    26,677
------------------------------------------------------------------------------------------------------
  Construction Services - 0.4%
    Georgia Pacific Corp., 9.5s, 2022                                    $  100            $   112,603
------------------------------------------------------------------------------------------------------
  Electronics - 1.0%
    ADT Operations, Inc., 0s, 2010                                       $  235            $   290,519
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    Salton Sea Funding Corp., 6.69s, 2000                                $   63            $    62,987
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Boise Cascade Co., 7.43s, 2005                                       $   15            $    15,715
------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Oryx Energy Co., 10s, 2001                                           $   25            $    27,464
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Tele-Communications, Inc., 10.125s, 2001                             $  125            $   138,079
------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 0.5%
  Federal National Mortgage Association - 0.5%
    FNMA, 7s, 2012                                                       $  158            $   160,230
------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 6.8%
    Government National Mortgage Association - 0.6%
      GNMA, 7.5s, 2027                                                   $  168            $   172,040
      GNMA, 8s, 2025                                                         20                 20,875
                                                                                           -----------
                                                                                           $   192,915
------------------------------------------------------------------------------------------------------
    U.S. Treasury Obligations - 6.2%
      U.S. Treasury Notes, 5.875s, 1998                                  $  196            $   196,277
      U.S. Treasury Notes, 9.125s, 1999                                     275                287,331
      U.S. Treasury Notes, 5.5s, 2000                                        75                 74,578
      U.S. Treasury Notes, 6.125s, 2007                                       5                  5,138
      U.S. Treasury Notes, 6.625s, 2007                                     250                264,610
      U.S. Treasury Bonds, 9.875s, 2015                                      40                 56,931
      U.S. Treasury Bonds, 6.375s, 2027                                     935                986,135
                                                                                           -----------
                                                                                           $ 1,871,000
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                           $ 2,063,915
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AEP Generating, 9.82s, 2022                                          $   99            $   127,451
    Commonwealth Edison Co., 7.625s, 2007                                    40                 42,215
    First PV Funding Corp., 10.15s, 2016                                     24                 25,979
    Long Island Lighting Co., 9s, 2022                                       40                 44,663
    Montana Power Co., 7.875s, 2026                                          25                 27,984
    Niagara Mohawk Power Corp., 8.5s, 2023                                   10                 10,697
                                                                                           -----------
                                                                                           $   278,989
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    NGC Corp. Capital Trust I, 8.316s, 2027                              $  145            $   165,023
    Tennessee Gas Pipeline Co., 7.625s, 2037                                 50                 53,970
    Texas Gas Transmission Corp., 7.25s, 2027                               100                104,047
                                                                                           -----------
                                                                                           $   323,040
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $ 3,500,218
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Chile - 0.1%
    Empresa Electrica Del Norts (Utilities - Electric),
      7.75s, 2006##                                                      $   20            $    19,416
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,345,543)                                                  $ 3,519,634
------------------------------------------------------------------------------------------------------
Convertible Bond - 0.2%
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.2%
 China - 0.2%
    Huaneng Power International, Inc. (Utilities -
      Electric), 1.75s, 2004## (Identified Cost, $64,365)                $   63            $    61,740
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 7.2%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/02/98                                  $  490            $   489,933
    Federal Home Loan Mortgage Corp., due 1/14/98 - 1/20/98               1,700              1,695,579
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 2,185,512
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $27,136,956)                                           $30,279,709
Other Assets, Less Liabilities - (0.4)%                                                       (132,897)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $30,146,812
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $27,136,956)           $30,279,709
  Cash                                                                 2,897
  Receivable for Series shares sold                                  210,667
  Receivable for investments sold                                    768,142
  Interest and dividends receivable                                  117,932
  Receivable from investment adviser                                  31,377
  Deferred organization expenses                                       3,698
  Other assets                                                            84
                                                                 -----------
      Total assets                                               $31,414,506
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $    78,480
  Payable for investments purchased                                1,154,706
  Payable to affiliates -
    Management fee                                                       616
    Shareholder servicing agent fee                                       24
    Administrative fee                                                    43
  Accrued expenses and other liabilities                              33,825
                                                                 -----------
      Total liabilities                                          $ 1,267,694
                                                                 -----------
Net assets                                                       $30,146,812
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $24,158,269
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   3,142,701
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              2,332,966
  Accumulated undistributed net investment income                    512,876
                                                                 -----------
      Total                                                      $30,146,812
                                                                 ===========
Shares of beneficial interest outstanding                         1,676,065
                                                                  =========
Net asset value per share
  (net assets of $30,146,812 / 1,676,065 shares of
  beneficialinterest outstanding)                                  $17.99
                                                                   ======
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  485,746
    Interest                                                            215,364
    Foreign taxes withheld                                              (11,010)
                                                                     ----------
      Total investment income                                        $  690,100
                                                                     ----------
  Expenses -
    Management fee                                                   $  131,652
    Administrative fee                                                    2,176
    Trustees' compensation                                                2,033
    Shareholder servicing agent fee                                       6,165
    Auditing fees                                                        39,861
    Printing                                                             14,684
    Custodian fee                                                        12,566
    Amortization of organization expenses                                 1,837
    Legal fees                                                            1,084
    Commitment fee                                                          134
                                                                     ----------
      Total expenses                                                 $  212,192
    Fees paid indirectly                                                 (1,332)
    Reduction of expenses by investment adviser                         (35,371)
                                                                     ----------
      Net expenses                                                   $  175,489
                                                                     ----------
        Net investment income                                        $  514,611
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $2,339,326
    Foreign currency transactions                                        (1,735)
                                                                     ----------
        Net realized gain on investments and foreign
          currency transactions                                      $2,337,591
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $2,531,607
    Translation of assets and liabilities in foreign currencies            (148)
                                                                     ----------
        Net unrealized gain on investments and foreign currency
          translation                                                $2,531,459
                                                                     ----------
          Net realized and unrealized gain on investments
            and foreign currency                                     $4,869,050
                                                                     ----------
            Increase in net assets from operations                   $5,383,661
                                                                     ==========
See notes to financial statements

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                                                             ----------------------------------
                                                                   1997                    1996
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   514,611             $   221,508
  Net realized gain on investments and foreign
    currency transactions                                     2,337,591                 563,063
  Net unrealized gain on investments and foreign
    currency translation                                      2,531,459                 375,250
                                                            -----------             -----------
    Increase in net assets from operations                  $ 5,383,661             $ 1,159,821
                                                            -----------             -----------
Distributions declared to shareholders -
  From net investment income                                $   --                  $  (219,486)
  From net realized gain on investments and
    foreign currency transactions                               --                     (565,934)
  In excess of net realized gain on investments
    and foreign currency transactions                           --                       (3,558)
                                                            -----------             -----------
    Total distributions declared to shareholders            $   --                  $  (788,978)
                                                            -----------             -----------
  Net increase in net assets from Series share
    transactions                                            $15,191,010             $ 6,828,129
                                                            -----------             -----------
      Total increase in net assets                          $20,574,671             $ 7,198,972
Net assets:
  At beginning of year                                        9,572,141               2,373,169
                                                            -----------             -----------
  At end of year (including accumulated
    undistributed net investment income of
    $512,876 and $0, respectively)                          $30,146,812             $ 9,572,141
                                                            ===========             ===========

See notes to financial statements

Financial Highlights

---------------------------------------------------------------------------------------------------------
                                                          Year Ended December 31,            Period Ended
                                                          ----------------------             December 31,
                                                             1997           1996                 1995*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $13.66         $12.57             $10.00
                                                           ------         ------             ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.44         $ 0.55             $ 0.39
  Net realized and unrealized gain on investments and
    foreign currency transactions                            3.89           1.78               3.00
                                                           ------         ------             ------
      Total from investment operations                     $ 4.33         $ 2.33             $ 3.39
                                                           ------         ------             ------
Less distributions declared to shareholders -
  From net investment income                               $ --           $(0.35)            $(0.24)
  From net realized gain on investments and foreign
    currency transactions                                    --            (0.88)             (0.58)
  In excess of net realized gain on investments and
    foreign currency transactions                            --            (0.01)               --
                                                           ------         ------             ------
      Total distributions declared to shareholders         $ --           $(1.24)            $(0.82)
                                                           ------         ------             ------
Net asset value - end of period                            $17.99         $13.66             $12.57
                                                           ======         ======             ======
Total return                                               31.70%         18.51%             33.94%++

Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                  1.00%          1.00%              1.00%+
  Net investment income                                     2.92%          4.19%              3.66%+
Portfolio turnover                                            69%           121%                94%
Average commission rate###                                $0.0306        $0.0416             $  --
Net assets at end of period (000 omitted)                 $30,147        $ 9,572             $2,373

  *For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for Series with fiscal years beginning on or after
   September 1, 1995.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income                                    $ 0.41         $ 0.32             $ 0.17
  Ratios (to average net assets):
    Expenses##                                              1.20%          2.75%              3.08%+
    Net investment income                                   2.71%          2.44%              1.62%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Utilities Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 16 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rate is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series' files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated undistributed net investment income was decreased by $1,735, accumulated undistributed net realized gain on investments was decreased by $2,809, and paid in capital was increased by $4,544 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $152,761.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, compliance, shareholder servicing, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 Billion                       0.0150%
                Next $1 Billion                        0.0125%
                Next $1 Billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases           Sales
-------------------------------------------------------------------------------
U.S. government securities                         $ 3,358,950      $2,640,788
                                                   -----------      ----------
Investments (non-U.S. government securities)       $15,757,797      $9,312,142
                                                   -----------      ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $27,149,036
                                                                    -----------
Gross unrealized appreciation                                       $ 3,421,495
Gross unrealized depreciation                                          (290,822)
                                                                    -----------
  Net unrealized appreciation                                       $ 3,130,673
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                         Year Ended December 31, 1997      Year Ended December 31 1996
                                         ----------------------------      ---------------------------
                                            Shares            Amount          Shares            Amount
------------------------------------------------------------------------------------------------------

Shares sold                               1,542,046       $23,966,904        809,814       $10,713,267
Shares issued to shareholders in
  reinvestment of distributions             --               --               57,710           788,907
Shares reacquired                          (566,548)       (8,775,894)      (355,735)       (4,674,045)
                                          ---------       -----------        -------       -----------
    Net increase                            975,498       $15,191,010        511,789       $ 6,828,129
                                          =========       ===========        =======       ===========

(6) Line of Credit
The Series' and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $134.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of
  MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the two years ended December 31, 1997 and for the period from January 3, 1995 (commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998









                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VUF-2 2/98 18.7M